                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Joshua Easterly, Ian
Simmonds, Robert (Bo) Stanley, Alan Waxman, David Stiepleman, Steven Pluss,
Craig Hamrah, Michael Fishman, Jennifer Gordon, Joshua Peck, Michael Graf, and
Anton Brett  with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee and/or officer of Sixth Street Lending Partners, any statement of beneficial ownership on Form 3, 4, or 5 to be filed with the United
States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS HEREOF I have executed this instrument as of the 28th day of June,
2022.

/s/ Joshua Easterly              Trustee and Chief Executive Officer
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Joshua Easterly

/s/ David Stiepleman             Trustee and Vice President
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David Stiepleman

/s/ Jennifer Gordon              Trustee and Vice President
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Jennifer Gordon

/s/ Richard Higginbotham         Trustee
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Richard Higginbotham

/s/ Hurley Doddy                 Trustee
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Hurley Doddy

/s/ Judy Slotkin                 Trustee
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Judy Slotkin

/s/ Ronald Tanemura              Trustee
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Ronald Tanemura

/s/ Ian Simmonds                 Chief Financial Officer
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Ian Simmonds

/s/ Michael Graf                 Deputy Chief Financial Officer, Vice President,
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Michael Graf                     Principal Accounting Officer

/s/ Anton Brett                  Chief Compliance Officer and Secretary
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Anton Brett